   As filed with the Securities and Exchange Commission on November 30, 2000

                                   Form N-1A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/


               Pre-Effective Amendment No.  [_]

               Post-Effective Amendment No. [29]

                                    and/or

               REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940  /x/

                              AMENDMENT NO.  [31]
                       (Check appropriate box or boxes)

                       MORGAN GRENFELL INVESTMENT TRUST
              (Exact name of registrant as specified in charter)

                               One South Street
                           Baltimore, Maryland 21202
              (Address of principal executive office)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (410) 895-5000

Richard T. Hale
Morgan Grenfell Investment Trust
One South Street Baltimore, Maryland 21202
(Name and address of agent for service)

Copies of communications to:                 Christopher P. Harvey, Esq.
                                             Hale and Dorr LLP
                                             60 State Street
                                             Boston, MA 02109


It is proposed that this filing will become effective (check appropriate box):

   X   on  November 30, 2000 pursuant to paragraph (b) of Rule 485
 ---

                                                       Deutsche Asset Management






                                                          Mutual Fund
                                                            Prospectus
                                                               November 30, 2000

                                                                   Premier Class


European Equity





[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                      A Member of the
                                                      Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of European Equity

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity--Premier Class

Overview of European Equity

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at European Equity

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Management of the Fund......................................................   9

Portfolio Managers..........................................................  10
Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of European Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the developed and emerging countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.
WHO SHOULD CONSIDER INVESTING IN THE FUND

European Equity Premier Class requires a minimum investment of $5,000,000. You may only invest in European Equity Premier Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. You should consider investing in European Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in European Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in European Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                                     Overview of European Equity


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on September 3, 1996. The bar chart shows the actual return of the Fund's Institutional Class for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital
International (MSCI) Europe Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


YEAR-BY-YEAR-RETURNS
Institutional Class/1/
(each full calendar year since inception)


                                    [GRAPH]


                          1997       1998       1999/2/
                          ----       ----       ----

                         15.54%     22.89%     45.43%

Since inception, the Fund's highest return in any calendar quarter was 39.68% (fourth quarter 1999) and its lowest quarterly return was (16.78%)(third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999/3/

                                Since Inception
                                       Sept. 3,
                         1 Year         1996/4/
  European Equity--
   Institutional Class   45.43%          29.71%
 ----------------------------------------------
  MSCI Europe Index      16.23%          24.69%
 ----------------------------------------------

 /1/ Institutional Class performance
 is presented because Premier Class
 shares have no performance history.
 Premier Class shares will have
 substantially similar performance
 because the shares are invested in
 the same portfolio of securities. The
 annual returns will differ only to
 the extent that Premier Class
 expenses are lower than Institutional
 Class expenses. Institutional Class
 shares are offered under a separate
 prospectus, which is available upon
 request.

 /2/ The year-to-date performance as
 of September 30, 2000 for the
 Institutional Class was 98.86%. The
 Fund's performance in 2000 was
 significantly impacted by gains from
 initial public offerings (IPOs)
 during a period when the
 Institutional Class' assets were
 relatively small and the market for
 IPOs was strong. There is no
 assurance that any future investments
 in IPOs by the Fund will have a
 similar effect on its future
 performance. The Institutional Class'
 performance also benefited from a
 one-time gain from accounting for the
 cancellation of certain shareholder
 trades in February 2000.
 /3/ Effective December 23, 1999,
 Deutsche Asset Management, Inc.
 replaced Deutsche Asset Management
 Investment Services Limited as the
 investment adviser to the Fund.
 /4/ MSCI Europe Index performance is
 calculated from August 30, 1996.
--------------------------------------------------------------------------------

Overview of European Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier shares of European Equity.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Premier shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Expenses are based on the actual expenses of the Institutional Class including the restated Other Expenses for the current fiscal year. Premier Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were 2.52% and 3.22%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end, October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.95%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES/1/

                                               Percentage of Average
                                                    Daily Net Assets
  Management Fees                                              0.70%
 ---------------------------------------------------------------
  Distribution and
   Service (12b-1) Fees                                         None
 ---------------------------------------------------------------
  Other Expenses                                               2.52%/1/
 ---------------------------------------------------------------
  Total Annual Fund
   Operating Expenses                                          3.22%/1/
 ---------------------------------------------------------------
  Less: Fee Waivers or Expense Reimbursements                 (2.27%)/2/
 ---------------------------------------------------------------
  Net Expenses                                                 0.95%
 ---------------------------------------------------------------


 EXPENSE EXAMPLE/3/

     1 Year                3 Years                           5 Years                           10 Years
      $97                   $779                             $1,486                             $3,365
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at European Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.


The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the "euro," on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and
--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

A Detailed Look at European Equity

market circumstances. Historically, the Fund has had a low portfolio turnover rate.

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.
--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity


Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . Adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser/1/ received a fee of 0.70% of the average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of October 31, 2000, managed approximately $17.3 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.
--------------------------------------------------------------------------------
/1/Deutsche Asset Management Investment Services Limited (DeAMIS) was the
Fund's investment adviser until December 23, 1999.
--------------------------------------------------------------------------------

A Detailed Look at European Equity


PORTFOLIO MANAGERS

DeAM, Inc. portfolio managers have been responsible for the day-to-day management of the Fund's investments since December 23, 1999:

Michael Levy, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund.

 . Joined the investment adviser in 1993.

 . Head of international equities, New York, responsible for overseeing the management of over $7 billion of international and global equities.

 . 29 years of business experience, 19 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . 14 years of investment industry experience.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . MBA from Columbia University.

 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

Clare Brody, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1993.

 . 9 years of investment industry experience.

 . Global telecommunication services/equipment and pulp and paper analyst.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1995.

 . 5 years of investment industry experience.

 . Finance and international business undergraduate degree from Pennsylvania
  State University

 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1996 and the Fund in August 2000.

 . 6 years of investment industry experience.

 . Previously, Praktikant with McKinsey & Co; 1995

 . BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard
  University-Tufts University

 . Emerging Europe and Neuer Markt analyst.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market
--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity

value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  TRANSACTION                 TAX STATUS
  Income Dividends            Ordinary Income
 --------------------------------------------
  Short-term capital gains    Ordinary Income
  distributions
 --------------------------------------------
  Long-term capital gains     Capital Gains
  distributions
 --------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  TRANSACTION        TAX STATUS
  Your sale of       Generally, long-term
  shares owned more  capital gains or losses
  than one year
 ---------------------------------------------
  Your sale of       Generally, short-term
  shares owned for   capital gains or losses
  one year or less   subject to special rules.
 ---------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only invest in European Equity Premier Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data.

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone           1-800-730-1313
By mail            Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By overnight mail  Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.
--------------------------------------------------------------------------------

A Detailed Look at European Equity


Minimum Account Investments

To open an account       $5,000,000
To add to an account     $1,000,000
Minimum account balance  $1,000,000

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Deutsche European
         Equity--Premier Class to the
         Service Center. The addresses are
         shown under "Contacting the Mutual
         Fund Service Center of Deutsche
         Asset Management."
By wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to Deutsche European Equity--Premier Class to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Mutual funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      European Equity--Premier
             Class--1731

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
--------------------------------------------------------------------------------

                                              A Detailed Look at European Equity


 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

 . This Fund is a class of a multiclass fund. There are other classes with different fees, expenditures and investment minimums.

 . Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange, letter or wire.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

A Detailed Look at European Equity


Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional shares of the Fund, assuming reinvestment of all dividends and distributions. This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual and semi-annual reports are available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

                                  For the
                               Six Months
                                    Ended     For the Years Ended             For the
                           April 30, 2000             October 31,        Period Ended
                              (Unaudited)    1999    1998    1997 October 31, 1996/1/
  For a Share Outstanding
  Throughout each Period:
  Net Asset Value,
  Beginning of Period         $11.43      $13.50  $12.81  $10.60       $10.00
 ------------------------------------------------------------------------------------
  Income from Investment
  Operations
  Net Investment Income        (1.29)       0.29    0.15    0.25          --
 ------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gains
  (Losses)                     21.48        2.04    1.68    2.11         0.60
 ------------------------------------------------------------------------------------
  Total from Investment
  Operations                   20.19        2.33    1.83    2.36         0.60
 ------------------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Investment Income        (0.13)      (0.29)  (0.24)  (0.03)         --
 ------------------------------------------------------------------------------------
  Net Realized Gains           (2.77)      (4.11)  (0.90)  (0.12)         --
 ------------------------------------------------------------------------------------
  Total Distributions          (2.90)      (4.40)  (1.14)  (0.15)         --
 ------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                      $28.72      $11.43  $13.50  $12.81       $10.60
 ------------------------------------------------------------------------------------
  Total Investment Return     151.27%      21.18%  15.36%  22.48%        6.00%+
 ------------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s omitted)       $41,615        $897  $5,387 $39,330       $17,902
 ------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Net Investment Income
  (Loss)                        1.25%       1.23%   1.12%   1.71%       (0.41)%/2/
 ------------------------------------------------------------------------------------
  Expenses                      2.80%       1.64%   1.13%   1.17%        1.40%/2/
 ------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Absorbtion of
  Expenses by DeAMIS/3/         1.55%       0.74%   0.23%   0.27%        0.50%/2/
 ------------------------------------------------------------------------------------
  Portfolio Turnover Rate        321%         80%     49%     45%            5%
 ------------------------------------------------------------------------------------

 /1/The Fund's inception was September 3, 1996.
 /2/Annualized.
 /3/DeAMIS-Deutsche Asset Management Investment Services Limited, the Fund's investment adviser until December 23, 1999.

 +Return is for the period indicated and has not been annualized.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated November 30, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


European Equity--Premier Class                          CUSIP 61735K539
Morgan Grenfell Investment Trust                        811-8006

Distributed by:                                         1731PRO (11/00)
ICC Distributors, Inc.
2 Portland Square
Portland, ME 04101

MORGAN GRENFELL INVESTMENT TRUST
No-Load Open-End Funds
One South Street
Baltimore, Maryland  21202

                      STATEMENT OF ADDITIONAL INFORMATION
November 30, 2000

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of twenty-two investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following eight separate investment portfolios of the Trust (the "Funds"):

     - International Select Equity Fund, previously Morgan Grenfell International Select Equity Fund

     - European Equity Fund, previously Morgan Grenfell European Equity Growth Fund

     - International Small Cap Equity Fund, previously Morgan Grenfell International Small Cap Equity Fund

     - Emerging Markets Equity Fund, previously Morgan Grenfell Emerging Markets Equity Fund

     - Core Global Fixed Income Fund, previously Morgan Grenfell Core Global Fixed Income Fund

     - Global Fixed Income Fund, previously Morgan Grenfell Global Fixed Income Fund

     - International Fixed Income Fund, previously Morgan Grenfell International Fixed Income Fund

     - Emerging Markets Debt Fund, previously Morgan Grenfell Emerging Markets Debt Fund

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Institutional, Investment or Premier Class shares Prospectuses dated February 28, 2000 or European Equity Premier Class dated November 30, 2000 (each, a "Prospectus" and collectively, the "Prospectuses"). The unaudited semi-annual financial statements and audited financial statements for each Fund are included in the Funds' semi-annual and annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into this Statement of Additional Information. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

                               TABLE OF CONTENTS

                                                                                                                      PAGE
INTRODUCTION.........................................................................................................   3
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND STRATEGIES AND RELATED RISKS..........................................   4
INVESTMENT RESTRICTIONS..............................................................................................  32
TRUSTEES AND OFFICERS................................................................................................  35
INVESTMENT ADVISORY AND OTHER SERVICES...............................................................................  38
SERVICE PLAN.........................................................................................................  43
PORTFOLIO TRANSACTIONS...............................................................................................  45
PURCHASE AND REDEMPTION OF SHARES....................................................................................  48
PERFORMANCE INFORMATION..............................................................................................  50
TAXES................................................................................................................  54
GENERAL INFORMATION ABOUT THE TRUST..................................................................................  61
ADDITIONAL INFORMATION...............................................................................................  68
FINANCIAL STATEMENTS.................................................................................................  68
APPENDIX A DESCRIPTION OF RATINGS CATEGORIES OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP..  70
APPENDIX B QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND.......................................................  72

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. None of the Prospectuses constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                 INTRODUCTION


The Trust is an open-end, management investment company that currently consists of fifteen separate investment series, including the following eight series (the "Funds"):

International Select Equity Fund
European Equity Fund
International Small Cap Equity Fund
Emerging Markets Equity Fund
(collectively, the "Equity Funds")

Core Global Fixed Income Fund
Global Fixed Income Fund
International Fixed Income Fund
Emerging Markets Debt Fund
(collectively, the "Fixed Income Funds").

Each of the Fixed Income Funds is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Equity Funds is "diversified" within the meaning of the 1940 Act.

Deutsche Asset Management Investment Services Limited (the "Adviser" or "DeAMIS") serves as investment adviser to the Funds other than the European Equity Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment adviser to the European Equity Fund. ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor.

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectus. No investor should invest in shares of a Fund without first reading the Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in the Prospectus.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                       AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

International Select Equity Fund
--------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of foreign companies located in the countries that make up the MSCI EAFE Index. Up to 35% of the Fund's total assets may include cash equivalents, U.S. investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and equity and equity related securities of U.S. issuers.

The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

European Equity Fund
--------------------

Under normal conditions, the Fund invests at least 65% of its assets in the equity and equity related securities of European companies. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and securities of non-European issuers (including the U.S.). The Fund may invest a significant portion of its assets in a single country.

International Small Cap Equity Fund
-----------------------------------


Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity securities of large and medium capitalization companies located outside the U.S. and companies of any size located in the U.S. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Emerging Markets Equity Fund
----------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of growth-oriented companies located in emerging securities markets. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities traded in developed markets (including the U.S.). The Fund may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Core Global Fixed Income Fund
---------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that any security is downgraded, the adviser will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

Global Fixed Income Fund
------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the four highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The Fund may invest up to 15% of its total assets in fixed income securities rated below investment grade (high yield/high risk bonds), including the securities of issuers in emerging securities markets. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

International Fixed Income Fund
-------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the fixed income securities of foreign issuers. The Fund invests in investment grade fixed income securities that, at the time of purchase, are rated in one of the three highest categories by a major independent rating agency, or in unrated securities the adviser considers of comparable quality. The Fund may invest up to 10% of its total assets in investment grade fixed income securities rated in the fourth highest category. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and in U.S. fixed income securities. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

Emerging Markets Debt Fund
--------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in the (high yield/high risk) fixed income securities of issuers located in countries with new or emerging securities markets. These include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of companies located in each of Argentina, Brazil and Mexico. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency.

FOREIGN SECURITIES

GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. For purposes of each Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country. Each of the international equity funds intends to invest in at least three foreign countries. Each of the global equity funds intends to invest in at least three countries (including the U.S.). Each of the Equity Funds intends to invest at least 60% of its total assets directly in stocks.

To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

CURRENCY MANAGEMENT TECHNIQUES

GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds will exchange currencies in the normal course of managing its investments and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for cash, for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

   The Funds may enter into forward currency contracts in several circumstances for both hedging and non-hedging purposes, although the Emerging Local Currency Debt Fund does not expect generally to enter into such contracts for hedging purposes. When purchase or sold for non-hedging purposes, forward currency contracts are speculative. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fixed Income Fund may sell U.S. dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Funds may enter into forward currency contracts in an attempt to reduce currency exchange rate risks, transactions in currency contracts involve certain other risks. Thus, while the Funds may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

A Fund's activities in forward currency exchange contracts, currency options and currency futures contracts and related options (see below) may be limited by the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

CROSS HEDGING. At the discretion of the Adviser, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

Each of the Funds may write covered put and call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may write put and call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter.

WRITTEN OPTIONS. The Funds may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees

(referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

CURRENCY OPTIONS. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

STOCK INDEX OPTIONS The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

OTHER CONSIDERATIONS. An option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds (in case of a call option), or is less than (in the case of a put option), the option's exercise price. The amount of this payment will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with the Fund's custodian cash or liquid securities equal to the contract value. A call option on a security or an index is also covered if the Fund holds a call on the same security or index as the call written by the Fund where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

To hedge against changes in interest rates or securities prices and for certain non-hedging purposes, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments, currencies and indices. The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Futures contracts that a Fund may use for hedging purposes include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Except as stated below for all the Funds, the Funds' futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with the Trust's custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position prior to its maturity or expiration date.

In the event of an imperfect correlation between a futures or options position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying portfolio securities. The risk that the Funds will be unable to close out a futures or related options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts and Related Options--Other Considerations", there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

FIXED INCOME SECURITIES

GENERAL. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the

Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

   REGISTERED LOANS. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Funds may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the
interest rates.   The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's, Moody's and other nationally and internationally recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value.

Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

INTEREST RATE, MORTGAGE AND CURRENCY SWAPS AND INTEREST RATE CAPS AND FLOORS. The Funds may enter into interest rate, mortgage and currency swaps and interest rate caps and floors for hedging purposes and non-hedging purposes, provided that the Emerging Local Currency Debt Fund does not expect generally to use these instruments to attempt to hedge against potential adverse changes in currency exchange rates. Inasmuch as transactions in swaps, caps and floors are entered into for good faith hedging purposes or are offset by a segregated account, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

A Fund will not enter into any interest rate, mortgage, or currency swap or interest rate cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the Securities and Exchange Commission (the "Commission") takes the position that swaps, caps and floors are illiquid investments that are subject to the Funds' 15% limitation on such investments.

The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

INVERSE FLOATING RATE SECURITIES. The Funds may invest up to 5% of their net assets in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON AND DEFERRED INTEREST BONDS. The Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.
The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon and deferred interest bonds are more volatile than instruments that pay interest regularly. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

   RISK FACTORS OF LOWER QUALITY SECURITIES "JUNK BONDS". The Emerging Markets Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated less than Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes."

Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

   If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Core Global Fixed Income Fund, Global Fixed Income Fund, and the Emerging Markets Debt Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Each of the Funds, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities.
Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing
corporation.   Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each of the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner and non-owner occupied one-unit to four-unit residential properties, multifamily residential properties, agricultural properties, commercial properties and mixed use properties.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

AGENCY MORTGAGE SECURITIES. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the Government National Mortgage Association, ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and

Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A common type of SMBS will have one class receiving all of the interest from a pool of mortgage loans ("IOs"), while the other class will receive all of the principal ("POs"). The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs are generally higher than prevailing market yields on other mortgage-backed securities because the cash flow patterns of IOs are more volatile and there is a greater risk that the initial investment will not be fully recouped. Because an investment in an IO consists entirely of a right to an interest income stream and prepayments of mortgage loan principal amounts can reduce or eliminate such income stream, the value of IO's can be severely adversely affected by significant prepayments of underlying mortgage loans. In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Funds' limitation on investments in illiquid securities. Unless the Adviser, acting pursuant to guidelines and standards established by the Board of Trustees, determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

SMALL CAPITALIZATION COMPANIES

   The International Small Cap Equity Fund invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

CUSTODIAL RECEIPTS

Each of the Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the Staff of the Commission, however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For certain other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

ILLIQUID SECURITIES

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

BORROWINGS

Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, investments will not be made while borrowings (including reverse repurchase agreements and dollar rolls) are in excess of 5% of a Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Trust's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

A Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument.

Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

BANK OBLIGATIONS. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Non-U.S. bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of non-U.S. and U.S. banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or a non-U.S. bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a non-U.S. bank and held in the United States.

OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S. registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Equity Fund will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, an Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   In addition, European Equity Fund will adhere to the following fundamental investment restriction:

Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.


NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

-------------------------------------------------------------------------------------------------
Name and Address                   Positions with Trust    Principal Occupation During Past Five
                                                           Years
-------------------------------------------------------------------------------------------------
Paul K. Freeman (2)                Trustee                 Project Leader,
7257 South Tucson Way                                      International Institute for Applied
Englewood, CO 80112 (age 48)                               Systems Analysis (since 1998); Chief
                                                           Executive Officer, The Eric Group
                                                           Inc. (environmental insurance)
                                                           (1986-1998).
-------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)             Trustee                 Senior Vice President, BGK Realty
330 Garfield Street                                        Inc. (since 1995); Financial Manager,
Santa Fe, NM 87501                                         Practice Management Systems (medical
(age 65)                                                   information services) (1988-95);
                                                           Director, 11 closed-end funds managed
                                                           by Morgan Stanley Asset Management;
                                                           Trustee, 9 open-end mutual funds
                                                           managed by Weiss, Peck & Greer;
                                                           Trustee of 10 open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)           Trustee                 Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                  Sprint Corporation
Westwood, KS 66205                                         (telecommunications) (since 1989);
(age 53)                                                   Trustee of six open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------
Hugh G. Lynch                      Trustee                 Managing Director, International
767 Fifth Avenue                                           Investments, General Motors
New York, NY 10153                                         Investment Management Corporation
(age 62)                                                   Director, Emerging Markets Growth
                                                           Fund managed by Capital
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Name and Address                   Positions with Trust    Principal Occupation During Past Five
                                                           Years
-------------------------------------------------------------------------------------------------
                                                           International, Inc. (since December
                                                           1994)
-------------------------------------------------------------------------------------------------
Edward T. Tokar (1)                Trustee                 Vice President-Investments, Honeywell
101 Columbia Road                                          International, Inc. (advanced
Morristown, NJ 07962                                       technology and manufacturer) (since
(age 52)                                                   1985).
-------------------------------------------------------------------------------------------------
Richard T. Hale                    President               Trustee of each of the other
One South Street                                           investment companies within the
Baltimore, MD  21202                                       Deutsche Asset Management mutual fund
                                                           complex; Managing Director, Deutsche
                                                           Asset Management; Managing Director,
                                                           Deutsche Banc Alex. Brown
                                                           Incorporated; Director and President,
                                                           Investment Company Capital Corp.
-------------------------------------------------------------------------------------------------
David W. Baldt                     Vice President          Managing Director of Active Fixed
150 S. Independence Sq.                                    Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                  Inc. (since 1989).
(age 50)
-------------------------------------------------------------------------------------------------
James H. Grifo                     Vice President          Managing Director and Executive Vice
150 S. Independence Sq.                                    President, Deutsche Asset Management,
W. Philadelphia, PA 19106                                  Inc. (since 1996); Senior Vice
(age 48)                                                   President, GT Global Financial (1990
                                                           - 1996).
-------------------------------------------------------------------------------------------------
Charles A. Rizzo                   Treasurer               Director, Deutsche Asset Management
One South Street                                           Americas (since 1999); Vice President,
Baltimore, MD 21202                                        BT Alex. Brown, Inc. (1998-1999);
(age 42)                                                   Senior Manager, PricewaterhouseCoopers LLP
                                                           (1993-1998).
-------------------------------------------------------------------------------------------------
Amy M. Olmert (3)                  Assistant Treasurer,    Director, Deutsche Asset Management
One South Street                   Chief Financial         Americas (since 1999); Vice
Baltimore, MD  21202               Officer                 President, BT Alex. Brown Inc.
(age 36)                                                   (1997-1999); Senior Manager,
                                                           PricewaterhouseCoopers LLP
                                                           (1988-1997).
-------------------------------------------------------------------------------------------------
Daniel O. Hirsch                   Secretary               Principal, Deutsche Asset Management
One South Street                                           Americas (since 1999); Director,
Baltimore, MD  21202                                       Deutsche Bank Alex. Brown
(age 45)                                                   Incorporated and Investment Company
                                                           Capital Corp. (since 1998); Assistant
                                                           General Counsel, Office of the
                                                           General Counsel, United States
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Name and Address                   Positions with Trust    Principal Occupation During Past Five
                                                           Years
-------------------------------------------------------------------------------------------------
                                                           Securities and Exchange Commission
                                                           (1993-1998).
-------------------------------------------------------------------------------------------------

____________

1  Member of the Trust's Pricing Committee.

2  Member of the Trust's Audit Committee.

3  Member of the Trust's Dividend Committee.

   It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.


Messrs. Jones, Freeman, and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

   As of February 17, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees.

The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 1999:


                         Pension or Retirement
                       Benefits Accrued as Part     Aggregate Compensation
Name of Trustees           of Fund Expenses         from the Trust/Complex*
----------------       ------------------------     -----------------------
Paul K. Freeman                  $       0                 $     22,750
Graham E. Jones                  $       0                 $     24,750

William N. Searcy                $       0                 $     25,750
Hugh G. Lynch                    $       0                 $     21,750
Edward T. Tokar                  $       0                 $     21,750

______________

* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

                    INVESTMENT ADVISORY AND OTHER SERVICES



THE ADVISER

DeAMIS of London, England acts as investment adviser to each Fund, except European Equity Fund. Deutsche Asset Management, Inc. acts as investment adviser to European Equity Fund. Effective October 6, 1999, Morgan Grenfell Investment Services Limited, the adviser to each Fund, changed its name to Deutsche Asset Management Investment Services Limited. On December 2, 1999, a majority of the shareholders of the European Equity Fund approved a change of the Fund's investment adviser from DeAMIS to Deutsche Asset Management, Inc. ("DeAM, Inc."). This change became effective on December 23, 1999. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Adviser" and collectively as the "Advisers."

DeAMIS acts as investment adviser to each Fund, except European Equity Fund, pursuant to the terms of two Management Contracts between the Trust and DeAMIS. DeAM, Inc. acts as investment adviser to the European Equity Fund pursuant to the terms of a Management Contract between the Trust and DeAM, Inc.

Pursuant to the Management Contracts, each Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. Each Adviser determines on a continuous basis, the allocation of each Fund's investments among countries. Each Adviser is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                                Annual Rate
                                                                -----------
         International Select Equity Fund                       0.70%
         European Equity Fund                                   0.70%
         International Small Cap Equity Fund                    1.00%
         Emerging Markets Equity Fund                           1.00%
         Core Global Fixed Income Fund                          0.50%
         Global Fixed Income Fund                               0.50%
         International Fixed Income Fund                        0.50%
         Emerging Markets Debt Fund                             1.00%

The advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as a Fund's investment adviser during the entire monthly period.

   The Adviser and the Administrator have contractually agreed, for the 16-month period from each Fund's most recently completed fiscal year, to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. These contractual fee waivers may only be changed by the Funds' Board of Trustees.

   For the fiscal period ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid advisory fees of $0, $137,269, $794,548, $804,930, $444,411, $21,976 and $1,398,207, respectively. For the fiscal period ended October 31, 1998, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid net advisory fees of $0, $215,268, $302,152, $594,742, $262,756, $13,051, $0, and $1,035,966, respectively. For the fiscal period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid advisory fees of $138,068, $312,589, $229,335, $1,086,185, $279,603, $166,062, $113,859, and $2,822,307,
respectively. The foregoing advisory fee payments and non-payments reflect expense limitations that were in effect during the indicated periods. The Funds not listed in this paragraph were not in operation during the relevant periods and, accordingly, paid no advisory fees for such periods.

   The Management Contracts were last approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Management Contract or "interested persons" of such parties. Each Management Contract will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940
Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Management Contract is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract with respect to a Fund will not terminate or otherwise invalidate any provision of the Management Contract between the Adviser and any other Fund. The Adviser may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases their procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangement with the Adviser outweighs any disadvantages that may result from contemporaneous transactions.

   DeAMIS is registered with the Commission as an investment adviser and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies. Both DeAMIS and DeAM, Inc. are each an indirect wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group. As of October 31, 1999, DeAMIS managed approximately $16.1 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. As of October 31, 2000, DeAM, Inc. managed approximately $17.3 billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, a registered investment company for which it acts as an investment adviser.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's Prospectus.

PORTFOLIO TURNOVER

   The Funds do not expect to trade in securities for short-term gain. Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 1998, the portfolio turnover rates for International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 127%, 49%, 106%, 85%, 182%, 151%, 181% and 638%, respectively. For the fiscal period ended October 31, 1999, the portfolio turnover rates for International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund,

Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 239%, 80%, 86%, 70%, 161%, 155%, 140% and 397%, respectively.

THE ADMINISTRATOR

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Administrator"), One South Street, Baltimore, Maryland 21202, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.25% for the International Fixed Income Funds; 0.30% for the International Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expenses Information tables in the prospectus. In its sole discretion the Adviser may terminate or modify this voluntary agreement at any time.

   For the fiscal period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $59,172, $133,967, $68,801, $325,855,
$139,802, $83,031, $56,929 and $705,369, respectively. Prior to November 1,
1998, SEI Financial Management Company was the Administrator for the funds. For the fiscal year ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $60,000, $38,843, $90,975, $99,601, $119,264, $60,000 and $139,420,
respectively. For the fiscal year ended October 31, 1998, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid the Administrator administration fees of $60,177, $60,177, $60,177, $70,980, $68,216, $10,606, $60,177, and $116,281 respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer;
(ix) the fees and expenses of Trustees who are not affiliated with the Adviser;
(x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp. ("ICCC") One South Street, Baltimore, Maryland 21202, has been retained as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and
(ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR

   The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Funds, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Funds.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties. The Distribution Agreement was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the

Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.





CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Trust.

                                 SERVICE PLAN

                           (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. If your service plan is terminated, your shares will be converted to Institutional shares of the same Fund.

As compensation for such services, each Service Organization of the Funds is entitled to approve a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") ) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standard set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c) (1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404 (a) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406 (a) (1) (D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3 (14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406 (a) (1) (D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406 (b) (1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.

Section 406 (b) (3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consideration may also be given to the broker-dealer's sale of shares of the Funds. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

   Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal period ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for the Emerging Markets Equity Fund $26,515, for the European Equity Fund $6,289, for the International Select Equity Fund $81,711 and for the International Small Cap Equity Fund $6,122.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers"). These brokers may include but are not limited to Morgan Grenfell Asia and Morgan Grenfell Debt Arbitrage Trading.

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. During the fiscal year ended October 31, 1997, no Fund paid any brokerage commissions to any Affiliated Broker. For the fiscal period ended October 31, 1998, the European Equity Fund paid brokerage commissions in the amount of $54 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

   For the fiscal period ended October 31, 1999, the Emerging Markets Equity Fund paid brokerage commissions in the amount of $3,729 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the European Equity Fund paid brokerage commissions in the amount of $3,212 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Select Equity Fund paid brokerage commissions in the amount of $2,192 to Bankers Trust Company, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $182 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $104 to Deutsche Morgan Grenfell London, an

Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

   For the fiscal year ended October 31, 1997, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $15,439.06, $78,071.14, $503,504.08, $868,715.91, $0, $0 and $0, respectively. For the fiscal year ended October 31, 1998, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $23,210.14, $99,051.25, $289,584.88, $623,475.42, $0, $0, $0, $0,
respectively. For the fiscal period ended October 31, 1999, International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund paid aggregate brokerage commissions of $252,586, $176,478, $142,724, $880,921, $0, $0, $0 and
$0, respectively.

As of October 31, 1999, none of the Funds held securities of its regular broker-dealers.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of the Funds are distributed by ICC Distributors, Inc., the Distributor. The Funds offer three classes of shares, Institutional, Investment and Premier shares. General information on how to buy shares of the Funds is set forth in "Managing Your Investment" in each Fund's Prospectus. The following supplements that information.

   Investors may invest in European Equity Premier Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. Investors may invest in Institutional shares by establishing a shareholder account directly with the Fund's transfer agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

   Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, which is generally 4:00 p.m. Eastern time, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the 4:00 P.M. (Eastern time) close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the Institutional share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

   From time to time, the Fixed Income Funds may advertise their yield. Yield is calculated separately for Premier shares, Investment shares and Institutional shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of a class of shares of a Fund refers to the annualized income generated by an investment in the class of shares of the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

             a-b
YIELD = 2 [( ---- + 1) 6 - 1]
              cd

Where:  a =  dividends and interest earned by the Fund during the period;

        b =  net expenses accrued for the period;

        c = average daily number of shares outstanding during the period entitled to receive dividends; and

        d =  maximum offering price per share on the last day of the period.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

   For the 30-day period ended October 31, 1999, the yields of Institutional shares of Core Global Fixed Income Fund, Emerging Markets Debt Fund, Global Fixed Income Fund and International Fixed Income Fund were 4.22%, 12.92%, 5.02%, and 4.11% respectively. If the expense limitations for these Funds had not been in effect during this period, the yields of Institutional shares of Core Global Fixed Income Fund, Emerging Markets Debt Fund, Global Fixed Income Fund and International Fixed Income Fund would have been 4.16%, 12.89%, 4.98% and 4.02%, respectively.

For the 30-day period ended October 31, 1999, the yield of Investment shares of Emerging Markets Debt Fund was 12.71%. If the expense limitation for the fund had not been in effect during this period, the yield of Investment shares of Emerging Markets Debt Fund would have been 12.68%.

TOTAL RETURN

   Average annual total return is calculated separately for Investment shares and Institutional shares of a Fund. Each class of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

       ERV
T = [( --- ) 1/n - 1]
        P

Where:    T    =   average annual total return,

          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P    =   hypothetical initial payment of $1,000; and

          n    =   period covered by the computation, expressed in years.


Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return = [ ( --- ) - 1]
                              P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

   For the fiscal year ended October 31, 1999, the average annual total return of Institutional shares of International Select Equity Fund, European Equity Fund, International Small Cap

Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 59.39%, 21.18%, 38.49%, 39.02%, -3.91%,-3.93%, -3.53% and 17.86%,
respectively. For the five year period ended October 31, 1999, the average annual total return of Institutional shares of International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 4.65%, -6.10%, 5.92%, 5.91% and 5.94%, respectively. For their respective periods from commencement of operations to October 31, 1999, the average annual total returns for Institutional shares of International Select Equity Fund, European Equity Fund, International Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund were 19.64%, 20.76%, 4.59%, -3.75%, 4.79%, 3.58%,
5.12% and 6.04%, respectively.

   For the fiscal year ended October 31, 1999, the average annual total returns for investment shares of Emerging Markets Debt Fund was 17.40%. From its commencement of operations to October 31, 1999, the average annual total returns for Investment shares of Emerging Markets Debt Fund was -15.10%. If the expense limitations described in the Prospectus for the above Funds had not been in effect during the indicated periods, the total returns for Institutional shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse, First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of any Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code.

Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of its "investment company taxable income" (which includes dividends, interest, accrued original issue discount and recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors such as the Funds and may therefore make it more difficult for the Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result that either no dividends are paid or a portion of the Fund's dividends is treated as a return of capital, which is nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally gives rise to capital gains.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing-rate securities, pay-in-kind securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The Funds anticipate that they will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, a Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the Fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a

Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a Fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If a Fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. Each Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, certain structured securities and interest rate floors and caps are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

Each of the Fixed Income Funds other than the International Fixed Income Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders.

At October 31, 1999 the following Funds had available realized capital losses to offset future net capital gains:

                                                        Expiration
                                                           Date
                                                      ---------------
Emerging Markets Equity Fund            $18,865,462      10/31/2006
Global Fixed Income Fund                    986,396      10/31/2007
Core Global Fixed Income Fund               132,397      10/31/2007
International Fixed Income Fund              54,851      10/31/2007
Emerging Markets Debt Fund               58,247,275      10/31/2006

U.S. SHAREHOLDERS--DISTRIBUTIONS

For U.S. federal income tax purposes, distributions by the Funds, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund for the year will be taxable as ordinary income. Distributions to corporate shareholders designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period requirements and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, it is unlikely that any significant portion of any Fund's distributions will qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. Any loss realized on the sale, redemption or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

    The Trust is an open-end investment company organized as a Delaware business trust on September 13, 1993. The Trust commenced operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the thirteen Funds described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established three classes of shares: Institutional shares, Investment shares and Premier shares. On February 28, 2000, the European Equity Growth Fund changed its name to the European Equity Fund as indicated on the cover page of this Statement of Additional Information.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights to voting, redemption, dividends and liquidation, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of October 31, 2000 the following shareholders owned the following respective percentages of the outstanding Institutional shares of the indicated Funds:

--------------------------------------------------------------------------------
                                                                Percentage of
  Fund              Shareholder Name and Address                Outstanding
                                                                Shares of the
                                                                Fund
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                   Percentage of
Fund                           Shareholder Name and Address                        Outstanding Shares
                                                                                   of the Fund
-------------------------------------------------------------------------------------------------------
European Equity Fund           National Financial Services Corp for the            30.52%
                               Exclusive Benefits of our Customers, 200
                               Liberty St, 1 World Financial Ctr, New York,
                               NY  100261-1003
-------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc. Special Custody           21.64%
                               Account, Mutual Funds Department, 101
                               Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------
                               National Investor Services Corp for the             15.10%
                               Exclusive Benefit of our Customers, 55 Water
                               St, Fl 32, New York, NY 10041-3288
-------------------------------------------------------------------------------------------------------
International Select Equity    Charles Schwab & Co., Inc. Special Custody          37.18%
                               Account Mutual Funds Department, 101
                               Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------
                               Bear Sterns Securities Corp. FBO 102-22352-10,      21.43%
                               1 Metortech Center North, Brooklyn, NY
                               11201-3870
-------------------------------------------------------------------------------------------------------
                               Deutsche Bank Securities, Inc. C/F                   5.28%
                               360-01618-83, 1251 6/th/ Avenue, New York, NY
                               10020-1104
-------------------------------------------------------------------------------------------------------
International Small Cap        Public School Employees Retirement System C/O       55.87%
                               State Street PA Svcs, 30 N 3/rd/ Street Ste 750,
                               Harrisburg, PA 17101-1712
-------------------------------------------------------------------------------------------------------
                               State Street Bank & Trust Co. Ttee Black &          28.02%
                               Decker Defined Benefit Plan, P O Box 1992,
                               Boston, MA 02105-1992
-------------------------------------------------------------------------------------------------------
                               State Street Bank & Trust Co. Cust FBO: Pitney       8.25%
                               Bowes Retirement Plan, One Enterprise Drive
                               W7A, North Quincy, MA 02171-2126
-------------------------------------------------------------------------------------------------------
                               National Financial Services Corp. For                5.53%
                               Exclusive Benefit of our Customers, Sal Vella,
                               200 Liberty Street, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                Percentage of
Fund                         Shareholder Name and Address                       Outstanding
                                                                                Shares of the
                                                                                Fund
--------------------------------------------------------------------------------------------------
Emerging Markets Equity      Northern Trust Company TR C/O Motorola             56.52%
                             Employees Savings & Profit Sharing Trust
                             17-72410, P O Box 92956, Chicago, Il 60675-2956
-------------------------------------------------------------------------------------------------
                             Public Employees' Retirement Association Attn      32.97%
                             Daryl Roberts, 1300 Logan Street, Denver, Co.
                             80203-2386
-------------------------------------------------------------------------------------------------
Global Fixed Income          Museum of Fine Arts Boston, Mr. Thomas W.          65.66%
                             Fitzgerald, 465 Huntington Avenue, Boston, MA
                             02115-5597
-------------------------------------------------------------------------------------------------
                             Boston Latin School Association, 41 West           14.13%
                             Street 6/th/ Floor, Boston, MA  02111
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp for the           13.06%
                             Exclusive Benefit of our Customers Attn Mutual
                             Funds No Loads 5/th/ Floor 200 Liberty Street, 1
                             World Financial, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
International Fixed Income   Chase Manhattan Bank TR FBO Federal-Mogul          80.56%
                             Corporation Pension Masters Trust - B, 26555
                             Northwestern Hwy, Southfield, MI 48034-2146
-------------------------------------------------------------------------------------------------
                             Northern Trust & Barbara Trueman & Jack             8.31%
                             Vanfossen & David Rismiller TR, James R.
                             Trueman IRREV Subchapter S Trust, 50 S.
                             Lasalle Street, P O Box 92956, Chicago, Il
                             60675-2956
-------------------------------------------------------------------------------------------------
                             Bay City Policeman & Fireman Retirement System      6.23%
                             Defined Benefit Pension Plan C/O Kirk
                             Vandagens, 3331 W. Big Beaver Road, Ste 200,
                             Troy, MI 48084-2814
-------------------------------------------------------------------------------------------------
Emerging Markets Debt        Bost & Co. A/C NYXF1703602, FBO Bell Atlantic      29.75%
 Institutional Class         Master Trust, Mutual Fund Operations, P O Box
                             3198 Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                Percentage of
Fund                         Shareholder Name and Address                       Outstanding
                                                                                Shares of the
                                                                                Fund
--------------------------------------------------------------------------------------------------
                             State of Wisconsin, Investment Board 121 E.        15.50%
                             Wilson Street, P O Box 7847, Madison, WI
                             53707-7847
-------------------------------------------------------------------------------------------------
                             Los Angeles County Employees Retirement            11.33%
                             Association, 300 N Lake Avenue Ste 850,
                             Pasadena, CA 91101-4109
-------------------------------------------------------------------------------------------------
                             Los Angeles City Employees Retirement Systems       9.04%
                             360 E 2/nd/ Street, 8/th/ Floor, Los Angeles, CA
                             90012-4238
-------------------------------------------------------------------------------------------------
                             Public School Employees Retirement System C/O       5.14%
                             State Street PA Svcs, 30 N. 3/rd/ Street Ste 750
-------------------------------------------------------------------------------------------------

As of October 31, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the indicated
Funds:

-------------------------------------------------------------------------------------------------
                                                                               Percentage of
Fund                         Shareholder Name and Address                      Outstanding
                                                                               Shares of the
                                                                               Fund
-------------------------------------------------------------------------------------------------
European Equity              Charles Schwab & Co. Inc. Special Custody         42.74%
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp For the          33.27%
                             Exclusive Benefit of our Customers Attn Mutual
                             Funds No Load 5/th/ Floor, 200 Liberty Street, 1
                             World Financial Center, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
                             National Investor Services Corp for the            6.21%
                             Exclusive Benefit of Customers 55 Water Street
                             Fl 32, New York, NY 10041-3299
-------------------------------------------------------------------------------------------------
International Select Equity  National Financial Services Corp for the          74.70%
                             Exclusive Benefit of our Customers, Attn
                             Mutual Funds-No Loads-5/th/ Floor, 200 Liberty
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                               Percentage of
Fund                         Shareholder Name and Address                      Outstanding
                                                                               Shares of the
                                                                               Fund
-------------------------------------------------------------------------------------------------
                             Street, 1 World Financial CTR New York, NY
-------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc. Special Custody         21.36%
                             Account Mutual Funds Department, 101
                             Montgomery Street, San Fancisco, CA 94104-4122
-------------------------------------------------------------------------------------------------

As of October 31, 2000, the following shareholders owned the following respective percentages of the outstanding Premier shares of the indicated Funds:

-------------------------------------------------------------------------------------------------
                                                                               Percentage of
Fund                         Shareholder Name and Address                      Outstanding
                                                                               Shares of the
                                                                               Fund
-------------------------------------------------------------------------------------------------
International Select Equity  Public Employees Retirement Association Attn      99.99%
                             Daryl Roberts, 1300 Logan Street, Denver, CO
                             80203-2386
-------------------------------------------------------------------------------------------------

SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

   Shareholders of each Fund receive an annual report containing audited financial statements and semi-annual report. All transactions in Institutional shares and premier shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and the securities are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                            ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                             FINANCIAL STATEMENTS

The Trust's audited financial statements for the period ended October 31, 1999 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Trust's independent accountants, as experts in accounting and auditing.

   The financial statements of the Trust for the periods ended on and prior to October 31, 1999 are incorporated by reference into this Statement of Additional Information from the Trust's 1999 Annual Report to Shareholders for the year ended October 31, 1999 (filed electronically on December 30, 1999; file no. 811-08006, and will be attached to each copy of such Statement of Additional Information that is distributed.

                                  APPENDIX A
                     DESCRIPTION OF RATINGS CATEGORIES OF
                      MOODY'S INVESTORS SERVICE, INC. AND
                        STANDARD & POOR'S RATINGS GROUP

Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                  APPENDIX B
              QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND

   As of the fiscal year ended October 31, 1999, the percentages of Emerging Market Debt Fund's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's were, on a weighted average basis, as follows*:

                                                                          Percentage of Total
Standard & Poor's (Moody's) Ratings                                           Investments
---------------------------------------------------------------------    ---------------------
Not Rated............................................................           19.8%

Rated by Standard & Poor's (Moody's):
BBB-.................................................................              0%
BB+, BB, BB-.........................................................           37.2%
B+...................................................................           33.6%
CCC                                                                              9.4%
Cash.................................................................              0%

__________

* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1999. Asset composition does not represent actual holdings on October 31, 1999; nor does it imply that the overall quality of portfolio holdings is fixed.

PART C. OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/
(b).      Amended By-Laws of Registrant.  /1/
(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/
(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i) Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Inco me, International Fixed Income and Emerging Markets Debt. /8/
(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/
(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/
(d)(5). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/
(d)(6). Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7). Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/
(e)(1). Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/

(e)(1)(i) Appendix A, revised as of October 29, 2000, to Distributor's Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /9/
(f).        Not Applicable.
(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/
(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series. /4/
(h)(2). Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i) Appendix A dated October 29, 2000 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series-filed herewith.
(h)(3). Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series. /4/
(h)(3)(i) Amendments dated September 1, 2000, September 13, 2000, September 18, 2000, and September 22, 2000, to Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Deutsche Asset Management, Inc.(formerly Morgan Grenfell, Inc.) and Registrant. /8/
(h)(3)(ii) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(3)(iii) Appendix A dated November 30, 2000 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond, Fixed Income and Total Return Bond. /9/
(h)(3)(iv) Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4) Expense Limitation Agreement dated September 30, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap. /8/

(h)(4)(i) Expense Limitation Agreement dated October 31, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies. /8/
(h)(4)(ii) Expense Limitation Agreement dated October 31, 1999, among Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity, European Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income, Emerging Markets Debt and International Small Cap Equity. /8/
(h)(4)(iii) Expense Limitation Agreement dated September 29, 2000, between
            Deutsche Asset Management, Inc. and Registrant, on behalf of High Yield Bond Premier Class. /8/
(h)(4)(iv) Expense Limitation Agreement dated October 29, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of Total Return Bond Institutional Class and Premier Class. /9/
(h)(4)(v) Appendix A to the Expense Limitation Agreement dated October 31, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Premier Class - filed herewith.
(i).        Not Applicable.
(j).        Consent of Independent Accountants - filed herewith.
(k).        Not Applicable.
(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/
(m).        Not Applicable.
(n).        Amended Rule 18f-3 Plan dated August 17, 2000. /8/
(o).        Not applicable.
(p).        Fund and Advisers' Codes of Ethics. /8/;
(q).        Powers of Attorney - filed herewith.

____________________

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 Registrant's Registration Statement on October 27, 2000 (accession number
0000950109-00-004256) and incorporated by reference herein.

Item 24. Persons Controlled By or Under Common Control With Registrant The Registrant does not directly or indirectly control any person.

Item 25. INDEMNIFICATION
Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a) Items 1 and 2 of Part II

(b) Section 6, Business Background, of each Schedule D.

Item 27. PRINCIPAL UNDERWRITER
(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag

Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

-----------------------------------------------------------------------

Name and Principal Business Position and Offices with Positions and Offices.
Address                     Underwriter               with Registrant
-----------------------------------------------------------------------
John Y. Keffer              President                       None
-----------------------------------------------------------------------
Ronald H. Hirsch            Treasurer                       None
-----------------------------------------------------------------------
Nanette K. Chern            Chief Compliance Officer        None
-----------------------------------------------------------------------
David I. Goldstein          Secretary                       None
-----------------------------------------------------------------------
Benjamin L. Niles           Vice President                  None
-----------------------------------------------------------------------
Frederick Skillin           Assistant Treasurer             None
-----------------------------------------------------------------------
Marc D. Keffer              Assistant Secretary             None
-----------------------------------------------------------------------


(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 29 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on November 30, 2000.

              MORGAN GRENFELL INVESTMENT TRUST

              By:       /s/ Richard T. Hale
                        -------------------
                        Richard T. Hale
                        President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


    Signatures                   Title                         Date
    ----------                   -----                         ----

                              President and Chief       November 30, 2000
Richard T. Hale               Executive Officer
---------------
  Richard T. Hale


                              Chief Financial Officer   November 30, 2000
/s/ Amy M. Olmert
-----------------
    Amy M. Olmert



/s/ Paul K. Freeman           Trustee                   November 30, 2000
-------------------
    Paul K. Freeman


    /s/ Graham E. Jones*      Trustee                   November 30, 2000
-----------------------
    Graham E. Jones


    /s/ Hugh G. Lynch*        Trustee                   November 30, 2000
---------------------
    Hugh G. Lynch


    /s/ William N. Searcy*    Trustee                   November 30, 2000
-------------------------
    William N. Searcy

    /s/ Edward T. Tokar*      Trustee                   November 30, 2000
-----------------------
    Edward T. Tokar

*By:                                                    Dated: November 30, 2000
    /s/ Daniel O. Hirsch
------------------------
    Daniel O. Hirsch
    Power-of-Attorney

     RESOLVED,  That the President, any Vice President, the Treasurer or any
          Assistant Treasurer and the Secretary or any Assistant Secretary of the Trust be and they hereby are, and each acting singly hereby is, authorized to prepare, execute personally or as attorney-in-fact and file with the Commission on behalf of European Equity - Premier Class, a registration statement on Form N-1A under the 1940 Act relating to the Fund, and any and all exhibits and other documents relating thereto, and any and all amendments to said registration statement, and to pay all prescribed filing fees therefor, all in such form as the officer or officers executing the same with the advice of counsel may deem necessary or appropriate.

                               Page of 10 of 16